UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2026

Cypherpunk Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2026, Cypherpunk Technologies Inc. (the “Company”) received a notification letter (the “Closing Bid Price Deficiency Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). The Closing Bid Price Deficiency Letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the Company’s shares of common stock on The Nasdaq Capital Market.

The Company has 180 days, or until January 19, 2027, to regain compliance with Rule 5550(a)(2) by maintaining a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. Additionally, the Company may be eligible for an additional compliance period of 180 calendar days if, on January 19, 2027, the Company meets the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on the Nasdaq Capital Market (with the exception of the closing bid price requirement) based on the Company’s then most recent public filings and market information, and the Company provides written notice to Nasdaq of its intent to cure during such additional compliance period of 180 calendar days the deficiency in the Company’s compliance with the minimum closing bid price requirement of Rule 5550(a)(2), including, without limitation, by effecting a reverse stock split, if necessary.

The Company intends to monitor closely the closing bid price of its common stock and to consider plans for regaining compliance with Rule 5550(a)(2). While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules during the 180-day compliance period ending on January 19, 2027, any additional compliance period, or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPHERPUNK TECHNOLOGIES INC.

Dated: July 21, 2026	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President